Investments in R&D, selling and service
($17)
WPR/
Prod.
Gains/
Cost Savings
Real Growth
& Mix
2006
Target
($38)
$75
Estimates Shown In Millions
Contributors to Adj. EBITDA growth in 2006
Comp & Benefits
2005
Actual
($17)
Variable Pay
$603
Raw material
and other
cost Increases
Price
>$116
($100)
$675

Investments in R&D, selling and service
($7)
One-time expenses, FX
and Other
Real Growth
& Mix
Q1 2006 Actual
($10)
($18)
Shown In Millions
Adj. EBITDA vs. 2005 First Quarter
Comp & Benefits
Q1 2005 Actual
($0)
Variable Pay
$144
Raw material
and other
cost
Increases
Price
$48
($34)
$144
$8
Cost
Savings
$13

Investments in R&D, selling and service
($10)
Cost
Savings
Real Growth, Mix and Price
>$68mm
2006
Q2-Q4
Target
($28)
$62
Adj. EBITDA Growth Remainder of 2006
Comp & Benefits
2005
Q2-Q4
Actual
($17)
Variable Pay
$459
Raw material
and other
cost
increases
Price
>$68
($66)
$531
2005 Q2 inventory
write-off
& reduced
hurricane
impacts,
net of FX
and Other
$18
Estimates Shown In Millions
$45